EXHIBIT 10.17
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                             SUBSCRIPTION AGREEMENT
                             ----------------------

                               RXBAZAAR.COM, INC.


RxBazaar.com, Inc.
200 Highland Avenue, Suite 301
Needham, MA 02494
Ladies and Gentlemen:


     1. PURCHASE. Subject to the terms and conditions hereof, the undersigned agrees to purchase the number of Units set forth at the end of this Agreement, at a purchase price of $.25 per unit. Each Unit shall consist of:

     o One share of common stock of the Company, par value $0.001 per share ("Common Stock") of RxBazaar.com, Inc., a Delaware corporation (the "Company"); and

     o One three year warrant to purchase one share of Common Stock at an exercise price of $.25 per share (the "Warrant," and together with the Common Stock, the "Securities").

          The undersigned hereby tenders the amount set forth at the end of this Agreement in the form of a check payable to the order of the Company or a wire transfer, in full payment of the purchase price for such Units.

     2. CLOSING. The sum tendered herewith pursuant to Paragraph 1 will promptly be remitted to the Company, or third parties for the account of the Company, for its use. Promptly after such sum is remitted to the Company, the Company will cause a certificate for each of the Common Stock and the Warrants purchased hereunder by the undersigned to be issued in the name of and delivered to the undersigned. THIS OFFERING WILL TERMINATE ON SEPTEMBER 14, 2001, HOWEVER, THE COMPANY MAY EXTEND THE OFFERING FOR A PERIOD OF NOT MORE THAN 30 DAYS UPON WRITTEN NOTICE TO ALL SUBSCRIBERS.

     3. ACCEPTANCE OF AGREEMENT. This agreement shall be accepted by the Company when it is signed on behalf of the Company and the subscription price tendered concurrently herewith is transferred to or for the account of the Company. The Company may refuse to accept any subscription, in whole or in part, in its sole discretion. If the Company rejects a subscription, in whole or in part, it will refund the purchase price for the rejected portion of the subscription.

     4. REPRESENTATIONS AND WARRANTIES OF THE UNDERSIGNED. The undersigned hereby represents and warrants to the Company, its officers, directors, agents, and employees as follows:
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          (a) That he(1) has adequate means of providing for his current needs and personal contingencies, he has no need now, and anticipates no need in the foreseeable future, to sell the common stock which he hereby agrees to purchase, and he currently has sufficient financial liquidity to afford a complete loss of his investment in the Company.

          (b) That he has received and carefully reviewed descriptive memoranda relating to the Company and any other materials relating thereto that he has requested.

          (c) That he has had an opportunity to ask questions of and receive answers from the authorized representatives of the Company, and to review any relevant documents and records concerning the business of the Company and the terms and conditions of this investment, and that any such questions have been answered to the full satisfaction of the undersigned.

          (d) That no person or entity, other than the Company or its authorized representatives, has offered the common stock to the undersigned.

          (e) That he has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Company, or he and his financial and investment advisors together have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of an investment in the Company.

          (f) That the Units for which he hereby subscribes will be acquired for his own account for investment and not with a view toward subdivision, resale, or redistribution thereof in a manner prohibited under the Securities Act of 1933, as amended (the "Act "), and he does not presently have any reason to anticipate any change in his circumstances or other particular occasion or event which would cause him to sell his Units or the Securities. He has no contract, undertaking, agreement, understanding, or arrangement with any person to sell, transfer, or pledge to any person any part or all of the Units for which he hereby subscribes, or any interest therein, or the Securities, and has no present plans to enter into the same.

          (g) That (i) it has been called to his attention in connection with his investment in the Company that such investment is speculative in nature and involves a high degree of risk, and (ii) he is aware that the Company is in the start-up stage and thus has a limited operating history.

          (h) That he understands that this subscription may be accepted or rejected in whole or in part by the Company in its sole and absolute discretion.

          (i) That he understands that his subscription is irrevocable, except that he shall have no obligations hereunder in the event that this subscription is for any reason rejected or this offering is for any reason cancelled.
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(1)  Masculine pronouns are used solely for convenience of reference, and are intended to have general application.







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          (j) That he understands that there is no guarantee that the Company will be able to sell any Units, and that there is no minimum number of Units that the Company must sell in order to complete this offering.

          (k) That he understands that no federal or state agency has passed upon or made any recommendation or endorsement of an investment in the Units or the Securities.

          (l) That he would come within the following categories of "accredited investor" under Rule 501(a) of Regulation D of the Securities and Exchange Commission promulgated under the Securities Act of 1933 (Please check ALL applicable spaces):

     _____    (i)   His or her net worth exceeds $1,000,000 (may include
                    spouse's net worth).

     _____    (ii)  His or her INDIVIDUAL income in each of the two immediately previous years has been more than $200,000 and his or her current year's income is reasonably expected to be more than $200,000, OR his or her joint income with spouse in each of the two immediately previous years has been more than $300,000 and his or her current year's joint income is reasonably expected to be more than $300,000.

     _____    (iii) We are a trust with total assets of more than $5,000,000, not formed for the specific purpose of acquiring the Units, whose purchase is being directed by an investor who, either alone or with his purchaser representative(s), has such knowledge and experience in financial affairs and business matters that he is capable of evaluating the merits and risks of the prospective investments.

     _____    (iv)  We are an organization described in Section 501(c)(3) of the
                    Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities, with total assets in excess of $5,000,000.

     _____    (v)   We are a corporation or partnership and each and every one of our equity owners falls into at least one of the above categories.

     _____    (vi)  None of the above.

          (m) That he will notify the Company immediately, and in any event prior to the date this agreement is accepted by the Company, if any event occurs which would materially affect any of the above representations or warranties.












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     5.   RELIANCE. The undersigned acknowledges that the Company and its officers, directors, employees, and agents are relying on the truth and accuracy of the foregoing representations and warranties in the offering of Units for sale to the undersigned without having first registered the Units or the Securities under the Act. All representations, warranties, and covenants contained in this agreement shall survive the acceptance of this agreement and the sale of Units in the Company. Notwithstanding the foregoing, however, no representation, warranty, acknowledgment, or agreement made herein by the undersigned shall in any manner be deemed to constitute a waiver of any rights granted to him under federal or state securities laws.

     6. CONSENT TO USE OF INFORMATION. The undersigned hereby consents to the utilization by the Company, as necessary in connection with dealings with any governmental and regulatory authorities, of any information supplied to the Company by the undersigned or by his representatives in connection with the offer and sale of the Units, and agrees to supply any additional information reasonably requested by any such authority.

     7.   RESTRICTIONS ON TRANSFER OF UNITS.

          (a) OPINION OF COUNSEL. The undersigned acknowledges that there are restrictions on the transferability of the Units and the Securities. Since the Units and the Securities are not registered under the Act or applicable state securities laws, and since the undersigned has no right to require that the Units or the Securities be so registered, the undersigned acknowledges and agrees that he shall have no right at any time to sell, assign, pledge, transfer, or otherwise dispose of or encumber the Units or the Securities (except by will or by the laws of descent and distribution) unless the Company shall first have been provided with an opinion of counsel acceptable to the Company that such sale is exempt from such registration under the Act and any applicable state securities laws.

          (b) RESTRICTIVE LEGENDS. The undersigned acknowledges that each certificate representing Units or the underlying securities will bear restrictive legends which may refer to this Subscription Agreement and to the restrictions on transfer referred to in this Paragraph 7.

     8. NOTICE TO INVESTOR. Correspondence and notices to the undersigned should be sent to the business residence address listed below until such time as the undersigned shall notify the Company, in writing, of a different address to which such correspondence and notices are to be sent. If neither space is marked above, all correspondence will be sent to the undersigned's residence address.

     9. LOCK-UP PROVISIONS. In the event the Company files a registration statement under the Securities Act of 1933 for a public offering of the Company's Common Stock, $.001 par value (the "Common Stock "), and if in connection therewith the Company has obtained lock-up agreements from all of its then officers and directors not to sell any shares of Common Stock owned by them for a specified period of time, then the undersigned shall be bound by the terms of such agreements with respect to all shares of the Common Stock owned by the undersigned, whether or not the undersigned has executed such an agreement. This provision shall survive the termination of this agreement. This agreement shall be construed as a "lock-up" agreement and may be delivered by the Company to any underwriter retained in connection with the Company's initial public offering.






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         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of
____________, 2001.


____________________       X $.25  =        $__________________________
UNITS BEING PURCHASED                       TOTAL PURCHASE PRICE


                                            ----------------------------------
                                            Signature

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Business Position or Title                  Name (Typed or Printed)


--------------------------                  ----------------------------------
Name of Business                            United States
                                            Social Security Number, if any


--------------------------                  ----------------------------------
Business Address                            Residence Address


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City, State or Province,                    City, State or Province,
County and Zip Code                         County and Zip Code



ACCEPTED AND AGREED TO:
RXBAZAAR.COM, INC.

By:
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Dated:
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